UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 23, 2017

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia 31030	31030
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (478) 822-2801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: [ ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT

On September 23, 2017, Blue Bird Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Coliseum Capital Partners, L.P. (“CCP”), Coliseum Capital Partners II, L.P. (“CCP II”), Blackwell Partners, LLC - Series A (“Blackwell”), Coliseum School Bus Holdings, LLC (“School Bus Holdings” and, together with CCP, CCP II, and Blackwell, the “Sellers” and each, individually, a “Seller”), pursuant to which the Sellers agreed to sell and the Company agreed to purchase all of (i) the shares of common stock, par value $0.0001 (the “Common Stock”) of the Company, (ii) the shares of the Company’s 7.625% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share, and (iii) the warrants to acquire Common Stock, in each case, owned by the Sellers (the “Transaction Securities”). The Company agreed to acquire the Transaction Securities for an aggregate purchase price of $32,113,843.36, reflecting a price per share of Common Stock of $18.65.

The Sellers are party to that certain letter agreement, dated as of February 18, 2015 (the “Letter Agreement”), with The Traxis Group B.V., pursuant to which Mr. Adam Gray was appointed to the board of directors of the Company (the “Board”) as a representative of the Sellers. Pursuant to the Purchase Agreement, in connection with the closing of the Company’s acquisition of the Transaction Securities, effective today, (i) each Seller waives any and all rights under the Letter Agreement and (ii) Mr. Gray will resign from the Board.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) The information included under Item 1.01 of this Current Report on Form 8-K is also incorporated into this Item 5.02 by reference.

ITEM 8.01	OTHER EVENTS

On September 26, 2017, the Company issued a press release announcing its entry into the Purchase Agreement, a copy of which release is furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated September 26, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Paul Yousif
Name:	Paul Yousif
Title:	Vice President
Dated: September 27, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated September 26, 2017